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                                                                   EXHIBIT 10.30

                                   AMENDMENT
                                     TO THE
                                  VENTAS, INC.
                      1987 INCENTIVE COMPENSATION PROGRAM

                               December 31, 1998


          WHEREAS, the Board of Directors of Ventas, Inc. have authorized the amendment of the Ventas, Inc., 1987 Incentive Compensation Program (the "Plan").

          NOW, THEREFORE, the Plan is hereby amended, effective December 31, 1998, as follows:

          1. Section 3.2 of the Plan is hereby amended by adding the following at the end thereof:

     "The Committee (or the Board, in the absence of any such Committee) shall have the discretion to determine for purposes of the Plan whether any participant in the Plan (i) is or remains (or is not or does not remain) a full-time employee of the Company, and (ii) shall have incurred (or shall not have incurred) a termination of employment."

          2. All capitalized terms used herein shall have the same definitions as set forth in the Plan.


          IN WITNESS WHEREOF, the Company has duly executed this Amendment as of the date first above written.


                                VENTAS, INC.


                                ____________________________
                            By: W. Bruce Lunsford,
                                Chairman of the Board,
                                President and CEO